UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 31, 2022, Rush Truck Centres of Canada Ltd. (“RTC-Canada”), a subsidiary of Rush Enterprises, Inc. (“Rush”), entered into that certain BMO Revolving Lease and Rental Credit Agreement (the “Agreement”) with Bank of Montreal (“BMO”).

Pursuant to the terms of the Agreement, BMO agreed to make up to $140 million of revolving credit loans to finance certain of RTC-Canada’s capital expenditures, including commercial vehicle purchases and other equipment to be leased or rented through RTC-Canada’s Idealease franchise. RTC-Canada may borrow, repay and reborrow loans from time to time until the maturity date, provided, however, that the outstanding principal amount on any date shall not exceed the borrowing base (as defined in the Agreement).

Advances under the Agreement bear interest per annum, payable on the first business day of each calendar month, at the Canadian Dollar Offered Rate (CDOR), plus 1.35%. Each request by RTC-Canada for an advance must be approved by BMO in its sole discretion. RTC-Canada may voluntarily prepay advances at any time and there is no prepayment premium. The Agreement provides that RTC-Canada will pay BMO an unused commitment fee of 0.15% of the daily Unused Credit Commitment (as defined in the Agreement). The unused commitment fee shall be calculated quarterly on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on September 14, 2026 and payable in arrears on the 30th day following end of such quarter and September 14, 2026.

RTC-Canada granted BMO a security interest in: (i) all of the BMO financed assets; (ii) the leases between RTC-Canada and customers of RTC-Canada related to BMO financed assets; and (iii) all proceeds of any of the foregoing in whatever form, in order to secure its obligations under the Agreement.

The Agreement expires September 14, 2026. If an event of default exists under the Agreement, BMO will be able to terminate the Agreement and accelerate the maturity of all outstanding loans, as well as exercise other rights and remedies. Each of the following is an event of default under the Agreement:

●	failure to make timely payments with respect to the loan or to perform any obligations owed to BMO, as such obligations are set forth in the Agreement;

●	any material breach of the Agreement or falsity of any warranty, representation or statement made by RTC-Canada;

●	bankruptcy or other insolvency events;

●
if there occurs (i) an appropriation, (ii) confiscation, (iii) retention, or (iv) seizure of control, custody or possession of the Collateral (as defined in the Agreement) by any Governmental Authority (as defined in the Agreement);

●	default by a guarantor or a third party under any guarantee, collateral agreement or other support agreement relating to the Obligations (as defined in the Agreement);

●
if any change occurs in (i) the legality, validity or enforceability of the Agreement; or (ii) the perfection or priority of the Security Interests (as defined in the Agreement) constituted by the Security (as defined in the Agreement), or the Security Interests constituted by the Leases (as defined in the Agreement); in each case which has had or could, in the reasonable opinion of BMO, reasonably be expected to have a Material Adverse Effect (as defined in the Agreement) thereon;

●	dissolution, merger or consolidation, or a material change in ownership of RTC-Canada;

●
if any change occurs in the business, affairs, operations, assets, liabilities (contingent or otherwise), condition (financial or otherwise) or results of operations of RTC-Canada or any of its affiliates that has had or could, in the reasonable opinion of BMO, reasonably be expected to have a Material Adverse Effect on RTC-Canada or its affiliates;

●
RTC-Canada fails to pay any final judgment or court order that has had or could, in the reasonable opinion of BMO, reasonably be expected to have a Material Adverse Effect on RTC-Canada or its affiliates;

●	termination of the franchise agreement between RTC-Canada and Idealease;

●	if at any time, Rush does not possess, directly or indirectly, the power to direct or cause the direction of the management or policies of RTC-Canada;

●
if at any time, in the reasonable opinion of BMO, the prospect of payment or performance hereunder is impaired or the Collateral is insecure, including without limitation RTC-Canada’s default under any agreement with any third party that has had or could, in the reasonable opinion of BMO, reasonably be expected to have a Material Adverse Effect; or

●	if certain of the events described above occur with respect to Rush.

Rush has guaranteed RTC-Canada’s obligations under the Agreement pursuant to that certain Guaranty Agreement dated as of April 25, 2019 between Rush and BMO (the “Guaranty Agreement”).

The foregoing description is qualified in its entirety by reference to the full text of (i) the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference and (ii) the Guaranty Agreement, which is incorporated herein by reference to Exhibit 10.3 of Rush’s Current Report on Form 8-K (File No. 000-20797) filed May 1, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to the Agreement is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	BMO Revolving Lease and Rental Credit Agreement.
10.2	Guaranty Agreement (incorporated herein by reference to Exhibit 10.3 of Rush’s Current Report on Form 8-K (File No. 000-20797) filed May 1, 2019).
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: June 6, 2022	By: /s/ Michael Goldstone Michael Goldstone Vice President, General Counsel and Corporate Secretary